EXHIBIT 10.14
SIXTH AMENDMENT TO CREDIT AGREEMENT
     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”), dated as of July 31, 2007, by and among the lender listed on the signature pages hereof as Lender (the “Lender”), DYNAMEX INC., a Delaware corporation (the “Borrower”), DYNAMEX OPERATIONS EAST, INC., a Delaware corporation, DYNAMEX OPERATIONS WEST, INC., a Delaware corporation, DYNAMEX CANADA HOLDINGS, INC., a Delaware corporation, DYNAMEX PROVINCIAL COURIERS, INC., a Delaware corporation, DYNAMEX FRANCHISE HOLDINGS, INC., a Delaware corporation, DYNAMEX DOMESTIC FRANCHISING, INC., a Delaware corporation, DYNAMEX FLEET SERVICES, INC., a Delaware corporation, BANK OF AMERICA, N.A., in its capacity as a lender (the “Lender”), and BANK OF AMERICA, N.A., as administrative agent for itself and the Lender (in such capacity, the “Administrative Agent”).
BACKGROUND
     A. The Borrower, the other Loan Parties (as defined in the Credit Agreement defined below), the Lender and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 2, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of April 22, 2005, that certain Second Amendment to Credit Agreement, dated as of November 10, 2005, that certain Third Amendment to Credit Agreement, dated as of December 23, 2005, that certain Fourth Amendment to Credit Agreement, dated as of July 21, 2006, and that certain Fifth Amendment, dated as of October 5, 2006 (said Credit Agreement, as amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
     B. The Borrower has requested an amendment to the Credit Agreement.
     C. The Lender and the Administrative Agent hereby agree to such request, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENT. Section 9.4 of the Credit Agreement is hereby amended by amending clause (g) thereof to read as follows:
     (g) the Borrower may make Treasury Stock Purchases not to exceed $20,000,000 in aggregate amount during any fiscal year.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, after giving effect to the amendment provided for in Section 1 of this Sixth Amendment:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

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     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this Sixth Amendment, (ii) this Sixth Amendment has been duly executed and delivered by the Borrower, and (iii) this Sixth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance of this Sixth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any organizational documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower) not previously obtained is required for the execution, delivery or performance by the Borrower of this Sixth Amendment.
     3. CONDITIONS OF EFFECTIVENESS. This Sixth Amendment shall be effective as of July 31, 2007, upon satisfaction of the following conditions:
     (a) the representations and warranties set forth in Section 2 of this Sixth Amendment shall be true and correct;
     (b) the Administrative Agent shall have received counterparts of this Sixth Amendment executed by the Lender;
     (c) the Administrative Agent shall have received counterparts of this Sixth Amendment executed by the Borrower and acknowledged by each other Loan Party; and
     (d) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Lenders shall require.
     4. LOAN PARTY’S ACKNOWLEDGMENT. By signing below, each Loan Party (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Sixth Amendment, (ii) acknowledges and agrees that its obligations in respect of the Loan Documents to which it is a party are not released, diminished, waived, modified, impaired or affected in any manner by this Sixth Amendment, or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under the Loan Documents to which it is a party, and (iv) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its obligations under the Loan Documents to which it is a party.
     5. RELEASE. IN CONSIDERATION OF THE LENDER’S EXECUTION OF THIS SIXTH AMENDMENT, EACH OF THE LOAN PARTIES, IN EACH CASE ON BEHALF OF ITSELF AND EACH OF THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASORS”), DOES VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH LENDER, EACH EXITING LENDER AND ADMINISTRATIVE AGENT AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS (EACH, A “RELEASED PARTY”) FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ARISING ON OR BEFORE THE DATE THIS SIXTH AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY LOAN PARTY MAY NOW HAVE AGAINST ANY RELEASED PARTY, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR

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OTHERWISE, AND ARISING FROM ANY “OBLIGATIONS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS SIXTH AMENDMENT.
     6. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon and during the effectiveness of this Sixth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected by this Sixth Amendment.
     (b) Except as expressly set forth herein, this Sixth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.
     7. COSTS AND EXPENSES. The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Sixth Amendment and the other instruments and documents to be delivered hereunder.
     8. EXECUTION IN COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Sixth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     9. GOVERNING LAW; BINDING EFFECT. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to conflict of laws) and the United States of America, and shall be binding upon the Borrower and each Lender and their respective successors and assigns.
     10. HEADINGS. Section headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute a part of this Sixth Amendment for any other purpose.
     11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SIXTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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     IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the date first above written.

DYNAMEX INC.
By:	/S/ Ray Schmitz
	Name:	Ray E. Schmitz
	Title:	Vice President — CFO

DYNAMEX OPERATIONS EAST, INC.
DYNAMEX OPERATIONS WEST, INC.
DYNAMEX CANADA HOLDINGS, INC.
DYNAMEX PROVINCIAL COURIERS, INC.
DYNAMEX FRANCHISE HOLDINGS, INC.
DYNAMEX DOMESTIC FRANCHISING, INC.
DYNAMEX FLEET SERVICES, INC.

By:	/S/ Ray Schmitz
	Name:	Ray E. Schmitz
	Title:	Vice President — CFO

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent
By:	/S/ Michael F. Murray
	Name:	Michael F. Murray
	Title:	SVP

LENDER: BANK OF AMERICA, N.A.,
By:	/S/ Michael F. Murray
	Name:	Michael F. Murray
	Title:	SVP

EXHIBIT G
FORM OF COMPLIANCE CERTIFICATE
EXHIBIT G — FORM OF COMPLIANCE CERTIFICATE — COVER PAGE

COMPLIANCE CERTIFICATE
FOR                      ENDED                                         , 200     (THE “SUBJECT PERIOD”)
Date:                                         , 200
Bank of America, N.A., as Administrative Agent
901 Main Street, 7th Floor
Dallas, Texas 75202
Attention: Dallas Commercial Banking
     Re:     Dynamex Inc.
     Reference is made to that certain Credit Agreement dated as of March 2, 2004 (as the same maybe amended and in effect from time to time, the “Credit Agreement”), among Dynamex Inc. (the “Borrower”) and certain of its Subsidiaries, the lenders named therein (the “Lenders”) and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
     The undersigned hereby certifies to the Administrative Agent and the Lenders that, on the date of this Certificate, (a) I am a Responsible Officer of the Borrower and each of its Subsidiaries, (b) the financial statements of the Borrower and its Subsidiaries attached to this Certificate were prepared in accordance with GAAP and present fairly the consolidated and (where applicable) consolidating financial condition and results of operations of the Borrower and its Subsidiaries as of the end of and for the Subject Period, (c) a review of the activities of each of the Borrower and its Subsidiaries during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, each of the Borrower and its Subsidiaries have kept, observed, performed and fulfilled all of its covenants, agreements and other obligations under the Loan Documents, (d) during the Subject Period, each of the Borrower and its Subsidiaries has kept, observed, performed and fulfilled each and every covenant, agreement and other obligation under the Loan Documents (except for the deviations, if any, set forth on a schedule annexed to this Certificate) and no Default or Event of Default has occurred during the Subject Period or otherwise has occurred or exists which has not been cured or waived (except the Default or Event of Default, if any, described on the schedule annexed to this Certificate), and (e) the status of compliance by each of the Borrower and its Subsidiaries with certain covenants contained in the Credit Agreement for the Subject Period is as set forth below:

In Compliance for the
Subject Period
(Please Indicate)

1)	Financial Statements and Reports (Section 8.1)
	(a)	Provide annual audited fiscal year end consolidated (with unaudited consolidating schedules attached) financial statements within 90 days of each fiscal year end, as required by Section 8.1(a) of the Credit Agreement.	Yes	No
	(b)	Provide quarterly unaudited consolidated financial statements within 45 days of each fiscal quarter end (for first, second and third fiscal quarters only), as required by Section 8.1(b) of the Credit Agreement.	Yes	No
EXHIBIT G — FORM OF COMPLIANCE CERTIFICATE — 1

In Compliance for the
Subject Period
(Please Indicate)
	(c) Provide Compliance Certificate concurrently with the delivery of the annual and quarterly financial statements referred to in clauses (a) and (b) of Section 8.1 of the Credit Agreement, as required by Section 8.1(c) of the Credit Agreement.	Yes	No
	(d) Provide fiscal year budget before the beginning of each fiscal year, as required by Section 8.1(d) of the Credit Agreement.	Yes	No
	(e) Concurrently with the delivery of the annual and quarterly financial statements referred to in clauses (a) and (b) of Section 8.1 of the Credit Agreement, provide certificate setting forth certain information regarding the Collateral, as required by Section 8.1(l)(i) of the Credit Agreement.	Yes	No
	(f) Provide a report summarizing all material insurance coverage within 60 days prior to each fiscal year end, as required by Section 8.1(n) of the Credit Agreement.	Yes	No
	(g) Provide other reports and information (including, without limitation, management letters, information regarding litigation and Defaults) required by Section 8.1 as and when required.	Yes	No

2)	Debt Covenant (Section 9.1)
	None, except for Debt permitted by Section 9.1. Specify amount of Debt for borrowed money incurred during the Subject Period: $__________	Yes	No

3)	Liens Covenant (Section 9.2)
	None, except for Liens permitted by Section 9.2.	Yes	No

4)	Mergers, Etc. Covenant (Section 9.3)
	None, except as permitted by Section 9.3. Disclose on an attached schedule mergers, dissolutions, liquidations and acquisitions consummated during the Subject Period.	Yes	No

5)	Restricted Payments Covenant (Section 9.4)
	None, except as permitted by Section 9.4. Specify amount of any dividends paid by the Borrower or any payments of principal of Subordinated Debt paid or any Treasury Stock Purchases made during the Subject Period: $_______.	Yes	No

6)	Investments Covenant (Section 9.5)
	None, except as permitted by Section 9.5.	Yes	No

7)	Limitation on Issuance of Capital Stock of Subsidiaries (Section 9.6)
	None, except as permitted by Section 9.6. Disclose on an attached schedule any Capital Stock of Subsidiaries issued during the Subject Period.	Yes	No
EXHIBIT G — FORM OF COMPLIANCE CERTIFICATE — 2

In Compliance for the
Subject Period
(Please Indicate)

8)	Transactions with Affiliates (Section 9.7)
	None, except as permitted by Section 9.7.				Yes	No

9)	Disposition of Property (Section 9.8)
	None, except as permitted by Section 9.8.				Yes	No

10)	Sale and Leaseback (Section 9.9)
	None permitted.				Yes	No

11)	Lines of Business (Section 9.10)
	No changes except as permitted by Section 9.10.				Yes	No

12)	Environmental Protection Covenant (Section 9.11).
	The Loan Parties do not conduct their operations outside the limits set forth in Section 9.11 of the Credit Agreement.				Yes	No

13)	Intercompany Transactions Covenant (Section 9.12).
	None except as permitted by Section 9.12 of the Credit Agreement.				Yes	No

14)	Modification of Other Agreements (Section 9.13)
	None, except as permitted by Section 9.13.				Yes	No

15)	Deposit Accounts (Section 9.14)
	None to be created or maintained except as permitted by Section 9.14. Disclose on an attached schedule any new deposit accounts opened during the Subject Period.				Yes	No

16)	ERISA and Canadian Plans (Section 9.15).
	Do not fail to maintain Plans as required in Section 9.15 of the Credit Agreement.				Yes	No

17)	Activities of Certain Canadian Subsidiaries (Section 9.16).
	None as to Restricted Subsidiaries except as permitted by Section 9.16 of the Credit Agreement.				Yes	No

18)	Maximum Ratio of Funded Debt to EBITDA (Section 10.1)
Must be equal to or less than 2.00 to 1.00
	(a)	Funded Debt:		$__________
	(b)	EBITDA:		$__________
	(c)	Ratio:		______ to 1.00	Yes	No

19)	Fixed Charge Coverage Ratio (Section 10.3)
Must be equal to or greater than:
1.50 to 1.00
	(a)	(i)	Net Income:	$__________
		(ii)	plus Interest Expense	$__________
		(iii)	plus income and franchise taxes	$__________
		(iv)	plus depreciation and amortization expense and other non-cash items	$__________
		(v)	minus non-cash income	$__________
		(vi)	plus Lease Expense	$__________
		(vii)	minus Capital Expenditures	$__________
		(viii)	minus Dividends	$__________
		(ix)	Total:	$__________
	(b)	Fixed Charges:		$__________
	(c)	Ratio:		______ to 1.00	Yes	No
EXHIBIT G — FORM OF COMPLIANCE CERTIFICATE — 3

DYNAMEX INC.
By:
Name:
Title:
EXHIBIT G — FORM OF COMPLIANCE CERTIFICATE — 4

[Schedules to be attached if applicable.]
EXHIBIT G — FORM OF COMPLIANCE CERTIFICATE — 5